Exhibit 99.1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For

Nevada Profit Corporations

(Pursuant to NRS 78.1955)

1. Name of corporation:

ONCOLOGIX TECH, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class of series of stock:

A. Designation and Number.

Sixty Eight Thousand (68,000) of the Ten Million (10,000,000) authorized shares of Preferred Stock of the Corporation shall be designated Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and shall possess the rights and privileges set forth below.

B. Par Value Stated Value, Purpose of Issuance and Certificates.

Each share of Series B Preferred Stock shall have a par value of $0.001, certificates representing the shares of Series B Preferred Stock purchased shall be issued by the Corporation in accordance with the actions of the Board of Directors.

C. No Dividends.

The shares of Series B Preferred Stock shall not be entitled to receive any dividends.

D. Voting

(a) Voting Rights. The holders of the Series B Preferred Stock will have the voting rights as described in this Section E or as required by law. For so long as any shares of the Series B Preferred Stock remain issued and outstanding, each share of Series B Preferred Stock shall have the voting power of 0.1% of the voting power of the shares of common stock and preferred stock taken together. For example if there are 500,000,000 shares of the Company’s common stock issued and outstanding at the time of a shareholder vote and 51,000 shares of Series B Preferred Stock, the holders of the Series B Preferred Stock voting with the common stock would have 51,000 (shares) X 0. 1% (of voting power per share) which = 51% of the combined voting power of the common and Series B Preferred voting together.

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(b) Amendments to Articles and Bylaws. So long as the Series B Preferred stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of the Series B Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the certificate of incorporation or the bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Series B Preferred Stock, or (ii) effect any reclassification of the Series B Preferred Stock.

(c) Amendment of Rights of Series B Preferred Stock. The Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of the Series B Preferred Stock, amend, alter or repeal any provision of this Statement of Designations, PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the holders of the shares of the Series B Preferred Stock, make technical, corrective, administrative or similar changes in this Statement of Designations, that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of the Series B Preferred Stock.

(d) Special Class Voting Rights. In addition to any other rights provided by law, so long as any Series B Preferred Stock is outstanding, the Corporation, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series B Preferred Stock, voting separately as a class, will not:

(i) authorize or issue shares of any class or series of stock having any preference or priority as to dividends, assets or other rights superior to any such preference or priority of the Series B Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to dividends, assets or other rights superior to any such preference or priority of the Series B Preferred Stock; or

(ii) reclassify any class or series of stock of the Corporation, that is junior in rights to the Series B Preferred Stock, into a class or series of stock which has any rights senior to or in parity with the Series B Preferred Stock; or

(iii) reclassify any class or series of stock of the Corporation, that is in parity with the Series B Preferred Stock, into a class or series of stock which has any rights senior to the Series B Preferred stock.

E. Liquidation Preference.

In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a “Liquidation”), the Series B Preferred Stock then issued and outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders on a pari passu basis, whether from capital, surplus or earnings, before any payment shall be made to the holders of shares of Common Stock or upon any other series of Preferred Stock of the Corporation junior to the Series B Preferred Stock, an amount per share equal to the $188.69 per share (the “Stated Value”). If, upon any Liquidation of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of the Series B Preferred Stock and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series B Preferred Stock the full amounts to which they shall respectively be entitled, the holders of shares of the Series B Preferred Stock and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series B Preferred Stock shall receive all the assets of the Corporation available for distribution and each such holder of the Series B Preferred Stock and the holders of any other series of preferred stock with a liquidation preference equal to the liquidation preference of the Series B Preferred Stock shall share ratably in any distribution in accordance with the amounts due such shareholders. After payment shall have been made to the holders of shares of the Series B Preferred Stock of the full amount to which they shall be entitled, as aforesaid, the holders of shares of the Series B Preferred Stock shall be entitled to no further distributions thereon and the holders of shares of the Common Stock and of shares of any other series of stock of the Corporation shall be entitled to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its shareholders.

F. Conversion Rights.

Subject to any limitations on the right of the holders of the Series B Preferred Stock to convert their shares of Series B Preferred Stock into shares Common Stock, the holders of Series B Preferred Stock shall have the following conversion rights:

(a) Conversion. Subject to and upon compliance with the provisions of this Section F, the holder of any shares of Series B Preferred Stock shall have the right at such holder’s option, at any time or from time to time after September 1, 2017, to convert any of such shares of Series B Preferred Stock into fully paid and non-assessable shares of Common Stock at the rate of One Thousandths of 1 Percent (0.001%) of the issued and outstanding shares of Common Stock at that time. for each Share of Series B Preferred Stock (the “Conversion Rate”), subject to adjustment as set forth herein. For example if there are 125,000,000 shares of the Company’s common stock issued and outstanding at the time of conversion, the holders of the Series B Preferred Stock will have the right to convert each Series B Preferred Share into 1,250 shares.

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(b) Mechanics of Conversion. The holder of any shares of Series B Preferred Stock may exercise the conversion right specified in Subsection F(a) above by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made and such date is referred to herein as the “Conversion Date.” Subject to the provisions of Section F, as promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided herein. Subject to the provisions of Section F, the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

(c) Conversion Rate Adjustments. The Conversion Rate shall be subject to the adjustment provisions of Section F below.

F. Anti-Dilution Rights.

(a) Adjustments for Dividends, Reclassifications, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Corporation (or any other corporation the stock or other securities of which are at the time receivable on the conversion of the Series B Preferred Stock) after the Initial Issuance Date, or in case, after such date, the Corporation (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case the holders of the Series B Preferred Stock, upon the conversion thereof as provided in Section E at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of their shares of Series B Preferred Stock prior to such consummation, the stock or other securities or property to which such holders would have been entitled upon such consummation if such holders had converted their shares of Series B Preferred Stock immediately prior thereto, all subject to further adjustment as provided in Section F(a) above.

(c) Minimum Adjustment. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one (1) percent in such rate; provided, however, that any adjustments which by reason of this Section F(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section F shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Anything in this Section F to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the Conversion Rate, in addition to those required by this Section F, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock.

(d) Notices. Whenever the Conversion Rate is adjusted, as herein provided, the Corporation shall promptly but no later than ten (10) days after any request for such an adjustment by the holder, cause a notice setting forth the adjusted Conversion Rate and adjusted number of shares of Common Stock issuable upon conversion of Series B Preferred Stock, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the holders at their last addresses appearing on the Corporation’s records, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Corporation may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any computation required by this Section F, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

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(e) Receipt of Stock other than Common Stock. In the event that at any time, as a result of an adjustment made pursuant to this Section F, the holder of Series B Preferred Stock thereafter shall become entitled to receive any shares of the Corporation, other than Common Stock, thereafter the number of such other shares so receivable upon conversion of Series B Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein.

(g) Continuation of Rate and Number of Series B Preferred Stock. Irrespective of any adjustments in the Conversion Rate or the number or kind of shares purchasable upon conversion of Series B Preferred Stock, Series B Preferred Stock theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Series B Preferred Stock initially issuable pursuant to this Certificate of Designation.

(h) Holder acknowledges that the Company does not have a sufficient number of shares of authorized common stock to allow the conversion of the Series B Preferred Stock as specified herein. The Company will use its reasonable best efforts to affect a reverse stock split or an increase of its authorized common stock (the “Change”) prior to September 1, 2017 to allow full conversion of the Series B Preferred Stock, notwithstanding anything to the contrary provided herein, holder of the Series B Preferred Stock shall have no conversion rights until the Change has been affected.

G. Miscellaneous

(a) Lost or Stolen Certificates. Upon receipt by the Corporation of evidence of the loss, destruction, theft or mutilation of any Series B Preferred Stock certificates (the “Certificates”) and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Certificates, if mutilated, the Corporation shall execute and deliver new Series B Preferred Stock Certificates of like tenor and date. However, the Corporation shall not be obligated to re issue such lost or stolen Series B Preferred Stock Certificates if the Holder thereof contemporaneously requests the Corporation to convert such Series B Preferred Stock into Common Stock, in which event the Corporation shall be entitled to rely on an affidavit of loss, destruction or theft of the Series B Preferred Stock Certificate or, in the case of mutilation, tender of the mutilated certificate, and shall issue the shares of Common Stock issuable upon conversion.

(b) No Fractional Shares. If the number of shares of Common Stock issuable upon the conversion of Series B Preferred Stock results in any fractional shares, the Corporation shall not be required to issue fractions of shares, upon conversion of the Series B Preferred Stock or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any conversion hereof, the Corporation shall pay to the holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

(c) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NMS, the current market value shall be the average of the last reported sale prices of the Common Stock on such exchange for the ten (10) trading days prior to the date of conversion of Series B Preferred Stock; provided that if no such sale is made on a day within such period or no closing sale price is quoted, that day’s market value shall be the average of the closing bid and asked prices for such day on such exchange or system; or

(d) If the Common Stock is listed in the over the counter market (other than on NMS) or admitted to unlisted trading privileges, the current market value shall be the mean the average of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for the ten (10) trading days prior to the date of the conversion of the Series B Preferred Stock; or if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount determined in a reasonable manner by the Board of Directors of the Corporation.

(e) Status of Converted Stock. In the event any shares of Series B Preferred Stock shall be converted as contemplated hereby, the shares so converted shall be cancelled, shall return to the status of authorized but unissued shares of Preferred Stock of no designated class or series, and shall not be issuable by the Corporation as Series B Preferred Stock.

a.          Effective Date of Filing (optional):

b.          Officer Signature _______________________________

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

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